UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2020

SUMMIT NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-199108	35-2511257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205-1571 West 57th Avenue, Vancouver, BC V6P 0H7, Canada
(Address of principal executive offices)

Registrant’s telephone number:

(604) - 269 - 4052

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

On March 18, 2020 (the “Effective Date”), the board of directors of Summit Networks, Inc. (the “Company”) terminated the engagement of Zia Masood Kiani & Co. (“ZMK”), the Company’s prior independent registered public accounting firm, effective immediately. In addition, on the Effective Date, the board of directors of the Company approved the termination of ZMK and the appointment by the Company of Prager Metis CPAs, LLC (“Prager”) to serve as the Company’s independent registered public accounting firm, effective March 18, 2020.

ZMK’s audit reports on the Company’s financial statements for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles.

During the two most recent fiscal years and through the Effective Date, there were (i) no disagreements between the Company and ZMK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ZMK, would have caused ZMK to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements for such years, and (ii) no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K .

The Company has provided ZMK with a copy of this current report on Form 8-K and has requested that ZMK furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not ZMK agrees with the statements in this Item 4.01. A copy of this letter, dated March 18, 2020, is filed as Exhibit 16.1 to this report.

During the Company’s two most recent fiscal years and in the subsequent interim period through the Effective Date, the Company did not consult with Prager on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Prager did not provide either in a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

16.1	Letter from Zia Masood Kiani & Co., dated March 18, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT NETWORKS, INC.

/s/ Shuhua Liu
Shuhua Liu
Chief Executive Officer and Chairman

Date: March 19, 2020

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